FEDNAT HOLDING COMPANY VOLUNTARILY FILES FOR CHAPTER 11 BANKRUPTCY PROTECTION Sunrise, Florida, December 12, 2022 – FedNat Holding Company, a regional insurance holding company, today announced that it and certain of its wholly-owned subsidiaries (collectively, the “Company”) have filed voluntary petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida in order to maximize value for all stakeholders. As part of the Chapter 11 process, the Company will evaluate all strategic alternatives to maximize value for stakeholders, whether that be a reorganization of its business or a sale of its assets. The Company has approximately $6.5 million of cash on hand, which will provide liquidity to support day-to-day operations during the Chapter 11 process, enabling the Company to operate business uninterrupted, including the timely payment of employee wages and benefits and continued servicing of customers. As part of the reorganization process, the Company will file customary “First Day” motions to allow it to maintain operations in the ordinary course. The Company intends to pay its employees in the usual manner and continue their primary benefits and certain customer programs without disruption. The Company expects to receive court approval for all these routine requests. Parties with questions about the Chapter 11 process may contact the Company’s Claims Agent, Stretto, at +1 (949) 861-5292 (toll-free in the U.S.) or +1 (888) 708-0592 (for parties outside the U.S.). The Claims Agent has also set up a website at https://cases.stretto.com/FedNat, which includes court documents and other information regarding the bankruptcy case. To manage the restructuring process, the Company has engaged GGG Partners, LLC (“GGG”) as financial advisors, and Nelson Mullins Riley & Scarborough LLP as legal advisors. As previously reported, on September 30, 2022, the Company engaged Katie S. Goodman, Managing Partner of GGG, to serve as the Company’s Chief Restructuring Officer. Also as previously reported, on November 3, 2022, the Company’s Board of Directors appointed Richard B. Gaudet, GGG’s Head of Finance and Accounting, to serve as interim Chief Financial Officer effective November 18, 2022. About the Company FedNat Holding Company is an insurance holding company that controls substantially all aspects of the insurance underwriting, distribution and claims processes through our subsidiaries, equity investments and contractual relationships with independent agents and general agents. More information is available at https://www.fednat.com/investor-relations/. Forward-Looking Statements The statements contained herein may contain certain forward-looking statements relating to the Company that are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management. These forward -looking statements are, by their nature, subject to significant risks and uncertainties. These forward-looking statements include, without limitation, statements relating to the results of the Chapter 11 process on the Company’s business prospects, future developments, trends and conditions in the industry and geographical markets in which the Company operates, including its ability to restructure its business or otherwise realize on its assets.. When used herein, the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “going forward”, “intend”, “may”, “ought to”, “plan”, “project”, “seek”, “should”, “will”, “would” and similar expressions, as they relate to the Company or the Company’s management, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s views at the time such statement were made with respect to future events and are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Actual results and events may differ materially from information contained in the forward-looking statements as a result of a number of factors, including any changes in the laws, rules and regulations relating to any aspects of the Company’s business operations and the results of the Chapter 11 proceeding, general economic, market and business conditions, including capital market developments, changes or volatility in interest rates, foreign exchange rates, equity prices or other rates or prices, the actions and developments of the Company’s competitors and the effects of competition in the insurance industry on the demand for, and price of, the Company’s products and services, various business opportunities that the Company may or may not pursue. Except as required by applicable law and regulations, the Company does not intend to update or otherwise revise such forward-looking statements, whether as a result of new information, future events or otherwise. As a result of these and other risks, uncertainties and assumptions, forward-looking events and circumstances discussed herein might not occur in the way the Company expects, or at all. Accordingly, you should not place reliance on any forward-looking information or statements. All forward-looking statements herein are qualified by reference to the cautionary statements set forth in this section. Contacts Katie S. Goodman, Chief Restructuring Officer (404) 293-0137 Richard B. Gaudet, Interim CFO (404) 256-0003 or investorrelations@fednat.com ###